Exhibit 10.75

EXECUTION VERSION

FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 12, 2018 among IBG Borrower LLC, a Delaware limited liability company (the “Borrower”), the Guarantors under the Agreement; each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”); and Cortland Capital Market Services LLC, a Delaware limited liability company (“Cortland”) as Administrative Agent and Collateral Agent (Cortland, together with its successors and assigns in such capacities, the “Agent”).

WHEREAS, the Borrower and the other Loan Parties have entered into that certain Credit Agreement dated as of August 2, 2017, among the Borrower, the Guarantors, the Lenders and the Agent (as amended by that Limited Waiver and Amendment No. 1 dated as of October 27, 2017, that Second Amendment, Consent and Limited Waiver to Credit Agreement dated as of November 24, 2017 and that certain Third Amendment, Consent and Limited Waiver to Credit Agreement dated as of February 12, 2018, and as the same has been further amended, restated, amended and restated, supplemented or otherwise modified from time to time including by this Amendment, the “Agreement”);

WHEREAS, in connection with the proposed borrowing of $110,000,000.00 of Second Delayed Draw Term Loans in order to fully repay the outstanding 2018 Convertible Notes, the Borrower has requested that the Lenders and the Agent consent to amending the borrowing date for the Second Delayed Draw Term Loans to March 14, 2018 (one day prior to the Second Delayed Draw Date described in Section 2.01(b) of the Agreement) and to make certain other amendments to the Agreement on the terms and subject to the conditions described herein;

WHEREAS, the Agent and the Lenders are willing to make the requested amendments to the Agreement as set forth herein, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

Section 1.Definitions.  Except as otherwise defined in this Amendment, capitalized terms in this Amendment have the meanings ascribed to such terms in the Agreement. This Amendment shall constitute a Loan Document for all purposes of the Agreement and the other Loan Documents.

Section 2.Consent.

Subject to the satisfaction of the terms and conditions set forth herein, each of the Agent and the Lenders signatory hereto hereby agree (x)  that the Second Delayed Draw Term Loans may be funded in an aggregate principal amount of $110,000,000.00 on March 14, 2018 (it being understood that any such funding shall be subject to the satisfaction of the conditions set forth in Section 4.04 of the Agreement (as amended)) and (y) that with effect from the Fourth Amendment Effective Date, all references in the Agreement and the other Loan Documents to the Second Delayed Draw Date shall mean and be references to March 14, 2018 and all references in the Agreement and the other Loan Documents to the Second Delayed Draw Term Loan shall mean the $110,000,000 Term Loan to be funded on the Second Delayed Draw Date (subject to the satisfaction of the conditions set forth in Section 4.04 of the Agreement (as amended)).  The consent set forth above shall be limited precisely as written and shall not be deemed to constitute a consent to any other departure from or a waiver to any other term, provision or condition of the Agreement or any other Loan Document or prejudice any right or remedy that the Agent or any Lender may have or may in the future have.  For the avoidance of doubt, the Delayed Draw Term Loan Commitments

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shall remain unchanged for purposes of the Agreement and the other Loan Documents and shall automatically be reduced to $0 upon the funding of the Second Delayed Draw Term Loan.

Section 3.Amendments to Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 4, the Agreement is hereby amended as of the Fourth Amendment Effective Date as follows:

A.Section 1.01 of the Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment and Consent to Credit Agreement dated as of March 12, 2018 and entered into by, among others, the Loan Parties, the Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” shall mean the date on which all of the conditions precedent set forth in Section 4 to the Fourth Amendment have been satisfied.

B.Section 1.01 of the Agreement is hereby amended by amended and restating the following defined terms:

“Second Delayed Draw Term Loan” (i) prior to the Fourth Amendment Effective Date, has the meaning provided therefor in Section 2.01(b) and (ii) on and after the Fourth Amendment Effective Date, the term loans made to the Borrower by the Lenders on the Second Delayed Draw Date in an aggregate principal amount equal to $110,000,000.

“Second Delayed Draw Date” (i) prior to the Fourth Amendment Effective Date, has the meaning provided therefor in Section 2.01(b) and (ii) on and after the Fourth Amendment Effective Date, means March 14, 2018.

C.Section 4.04(g) of the Agreement is hereby amended and restated in its entirety as follows:

“(g) On or before March 12, 2018, the Loan Parties shall have delivered drafts of the financial statements of the Loan Parties for the Fiscal Year ended December 31, 2017, which shall be satisfactory to the Lenders.”

D.Section 6.21(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) By no later than March 16, 2018, the Parent shall have filed its annual 10-k with the SEC which shall include its audited financial statements for the Fiscal Year ended December 31, 2017 and such audited financial statements shall not demonstrate any adverse change from financial statements provided to the Lenders pursuant to Section 4.04(g) and shall meet the requirements of Section 6.01(a).  Promptly upon such filing, the Loan Parties shall deliver a copy thereof to the Lenders, together with a certificate of a Responsible Officer of Parent certifying that the audited financial statements in the 10-k do not contain any adverse changes from the draft financials statements delivered pursuant to Section 4.04(g).”

E.Section 8.01(b)(i) of the Agreement is hereby amended by inserting the following immediately before "or 6.22":

", 6.21(a)"

Section 4.Conditions Precedent.  The consent and the amendments set forth in Section 2 and Section 3 shall become effective, as of the date hereof, upon Agent’s receipt of a counterpart signature page of this Amendment duly executed by the Borrower, the Guarantors, each Lender party to the Agreement and the Agent and otherwise in form and substance reasonably satisfactory to the Agent and the Lenders.

Section 5.Reference to and Effect on the Agreement and the Loan Documents. On and after the Fourth Amendment Effective Date, each reference in the Agreement or Loan Documents to “this Agreement”, “the Loan Documents”, “hereunder”, “hereof” or words of like import referring to the Agreement and each of the other Loan Documents to “the Agreement”, “the Loan Documents”, “thereunder”, “thereof” or words of like import referring to the Agreement and/or the Loan Documents, shall mean and be a reference to the Agreement and/or the Loan Documents, as amended by this Amendment.

Section 6.Representations and Warranties; Ratification of Obligations.

Each of the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event, change or condition has occurred that has had or could reasonably be expected to have, a Material Adverse Effect and (b) each Loan Party (i) confirms its Obligations (including any guarantee obligation) under each Loan Document, in each case as amended, supplemented or modified after giving effect to this Amendment, (ii) confirms that its Obligations as amended, supplemented or modified hereby under the Agreement are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, supplemented or modified after giving effect to this Amendment, (iii) confirms that its Obligations under the Agreement constitute Obligations and (iv) agrees that the Agreement as amended, modified or supplemented hereby is the Agreement under and for all purposes of the Agreement and the other Loan Documents. Each party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended or modified hereby), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, supplemented or modified hereby.

Section 7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Amendment; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8.Headings.  Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Amendment.

Section 9.Miscellaneous.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

PARENT:

ICONIX BRAND GROUP, INC.,
a Delaware corporation

By: __/s/ David Jones_________________

Name: David Jones

Title: Chief Financial Officer

BORROWER:

IBG BORROWER LLC,
a Delaware limited liability company

By: __/s/ David Jones__________________

Name: David Jones

Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

ARTFUL HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	ICON ENTERTAINMENT LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
BADGLEY MISCHKA LICENSING LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	ICON DE BRAND HOLDINGS CORP., a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
BRIGHT STAR FOOTWEAR LLC, a New Jersey limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	ICONIX ECOM, LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
ICON CANADA JV HOLDINGS CORP., a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer

SUBSIDIARY GUARANTORS (continued):

ICONIX CA HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	IP HOLDINGS UNLTD LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
ICONIX LATIN AMERICA LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	IP MANAGEMENT LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
IP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	MICHAEL CARUSO & CO., INC., a California corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
IP HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	MOSSIMO HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer

SUBSIDIARY GUARANTORS (continued):

MOSSIMO, INC., a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	PILLOWTEX HOLDINGS AND MANAGEMENT LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
OFFICIAL-PILLOWTEX LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	SCION BBC LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
OP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	SCION LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
OP HOLDINGS, LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP., a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer

SUBSIDIARY GUARANTORS (continued):

SHARPER IMAGE HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	UMBRO SOURCING LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
STUDIO HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	UNZIPPED APPAREL LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
STUDIO IP HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	ZY HOLDINGS AND MANAGEMENT CORP., a Delaware corporation By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer
UMBRO IP HOLDINGS LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer	LC PARTNERS US, LLC, a Delaware limited liability company By: __/s/ David Jones__________________ Name: David Jones Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: CORTLAND CAPITAL MARKET SERVICES LLC By: __/s/ Emily Ergang Pappas___________ Name: Emily Ergang Pappas Title: Associate Counsel

LENDERS: DEUTSCHE BANK AG, NEW YORK BRANCH By: __/s/ Anthony Campo_______________ Name: Anthony Campo Title: Director
By: __/s/ Frederic R. Rosenberg__________ Name: Frederic R. Rosenberg Title: Managing Director
TSCO Lending Fund ICAV acting by and through its Alternative Investment Fund Manager Orchard Global Asset Management LLP By: __/s/ Andrew Weber________________ Name: Andrew Weber Title: Partner